Exhibit 10 (v)(v)
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                       FIRST AMENDMENT TO AMENDED AND
                         RESTATED CREDIT AGREEMENT


          FIRST AMENDMENT, dated as of December 15, 1995 (the "Amendment"), to
                                                     ---------
the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 21, 1994, among NANTUCKET INDUSTRIES, INC., a Delaware corporation (the "Company"),
                                                         -------
NANTUCKET MILLS, INC., a Delaware corporation ("Nantucket Mills") and
                                                ---------------
NANTUCKET MANAGEMENT CORP., a New York corporation ("Nantucket Management,"
                                                     --------------------
and together with Nantucket Mills, the "Guarantors"), and CHEMICAL BANK, a
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New York banking corporation (the "Bank"):
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                            W I T N E S S E T H:

          WHEREAS, the Company, the Guarantors and the Bank are parties to that certain Amended and Restated Credit Agreement, dated as of March 21, 1994 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"); and
           ----------------

          WHEREAS, the Company and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

               As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

               Section 2.03 of the Credit Agreement is hereby amended by deleting the amount "two (2%) percent" set forth therein and inserting in lieu thereof the amount "three (3%) percent".

               Section 2.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(a) Intentionally Omitted."

               Section 2.04 of the Credit Agreement is hereby further amended by deleting the amount "four (4%) percent" set forth in clauses
(b), (c) and (d) thereof and inserting each time in lieu thereof the amount "five (5%) percent".

               Section 2.04(b) of the Credit Agreement is hereby further amended by deleting the parenthetical phrase "(other than the failure to make a Mandatory Prepayment in whole or in part)" set forth therein and inserting in lieu thereof the phrase ", including, without limitation, any prepayment of the Loan required pursuant to Sections 2.06(e), (f), (g) or
(h),"

               Section 2.04 of the Credit Agreement is hereby further amended by inserting the following new clause (e) at the end thereof:

          "(e) In the event that any of the Obligations remain unpaid and outstanding (i) on June 30, 1996, the Company shall pay to the Bank, in immediately available funds, a fee in the amount of $5,000 and (ii) on December 31, 1996, the Company shall pay to the Bank, in immediately available funds, a fee in the amount of $10,000."

               The definition of the term "Maturity Date" set forth in
Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Maturity Date" shall mean May 31, 1997.
           -------------

               Section 2.05(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 2.05.  Repayment of Loan.  (a) The Loan shall
                          -----------------
          be payable as to principal, unless earlier accelerated in accordance with the terms hereof, or prepaid pursuant to Section 2.06, in installments (each a "Scheduled Payment") payable on the dates and in the
           -----------------
          amounts set forth below:

                Repayment Date                Amount
                --------------                ------

                December 31, 1995           $100,000.00
                January 31, 1996            $100,000.00
                March 31, 1996              $ 53,333.33
                April 30, 1996              $ 53,333.33
                May 31, 1996                $ 53,333.33
                June 30, 1996               $ 53,333.33
                July 31, 1996               $ 53,333.33
                August 31, 1996             $ 53,333.33
                September 30, 1996          $ 53,333.33
                October 31, 1996            $ 53,333.33
                November 30, 1996           $ 53,333.33
                December 31, 1996           $ 53,333.33
                January 31, 1997            $ 53,333.33
                February 28, 1997           $ 53,333.33
                March 31, 1997              $ 53,333.33
                April 30, 1997              $ 53,333.33
                May 31, 1997                $ 53,333.38

               Section 2.06(c) of the Credit Agreement is hereby amended by inserting the parenthetical phrase "(other than as required pursuant to clauses (e), (f), (g) and (h) below)" immediately following the phrase "All prepayments of the Loan" set forth at the beginning thereof.

               Section 2.06 of the Credit Agreement is hereby further amended by inserting the following new clauses (e), (f), (g), (h) and (i) at the end thereof:


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



          "(e) Refinancing of Congress Mortgage.  Simultaneous
               --------------------------------
          with the refinancing, if any, of that certain Deed to Secure Debt, Security Agreement and Assignment of
          Leases and Rents, dated June 8, 1994 made by the
          Company in favor of Congress (the "Congress Mortgage")
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          encumbering the real property of the Company located in
          Cartersville, Georgia, the Company shall prepay the Loan in an amount equal to 50% of the proceeds of such refinancing, net of (i) payments made by the Company to Congress on account of the Term Loan B (as such term is defined in the Congress Loan Agreement as in effect on the Closing Date), (ii) non-recoverable costs paid in connection therewith, including mortgage recording taxes and (iii) the reasonable fees and expenses incurred in connection with such refinancing.

          (f) Equity Offerings.  Upon receipt by the Company or
              ----------------
          any of the Guarantors, the Company shall prepay the Loan in an amount equal to 50% of the proceeds (net of underwriting discounts, commissions and other reasonable fees and expenses incurred in connection therewith) of any public or private sale, disposition or other offering of equity securities by the Company or any of the Guarantors.

          (g) Incurrence of Indebtedness.  Upon receipt by the
              --------------------------
          Company or any of the Guarantors, the Company shall prepay the Loan in an amount equal to (i) 75% of the proceeds (net of underwriting discounts, commissions and other reasonable fees and expenses incurred in connection therewith) of any Subordinated Indebtedness incurred after the date hereof that requires the payment of current cash interest, (ii) 50% of the proceeds (net of underwriting discounts, commissions and other reasonable fees and expenses incurred in connection therewith) of any Subordinated Indebtedness incurred after the date hereof that requires the accrual of interest or the payment of pay-in-kind interest and (iii) 100% of the proceeds (net of underwriting discounts, commissions and other reasonable fees and expenses incurred in connection therewith) of any other Indebtedness (including any replacement or refinancing of Indebtedness under the Congress Loan Agreement) incurred after the date hereof, other than Indebtedness permitted pursuant to
          Section 7.03(a), including any revolving loans thereunder, (but not any replacement or refinancing of such Indebtedness), Section 7.03(d) or Section 7.03(i), or Indebtedness incurred in connection with the refinancing of the Congress Mortgage.

          (h) Excess Availability.  On the last date of each
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          fiscal quarter of the Company, commencing with the
          fiscal quarter of the Company ending on or about February 23, 1996, the Company shall (x) prepay the Loan in an amount equal to 50% of the amount by which the Company's Excess Availability (as such term is defined in the Congress Loan Agreement as in effect on the Closing Date but without giving effect to any proceeds received by the Company in connection with any of the transactions described in Section 2.06(e), (f) and (g)) exceeds

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



          $500,000 for the immediately preceding fiscal quarter of the Company as of the last date of such fiscal quarter and (y) deliver to the Bank a certificate of the Chief Financial Officer of the Company setting forth in detail reasonably satisfactory to the Bank a calculation of such Excess Availability as of the last date of such fiscal quarter.

          (i) Application of Prepayments; Interest.  All
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          prepayments of the Loan required pursuant to clauses
          (e), (f), (g) and (h) above shall be applied in the inverse order of maturity and shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment."

               Section 7.03(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(e) Subordinated Indebtedness upon terms satisfactory to the Bank and with the prior written consent of the Bank."

               This Amendment shall become effective on the date (the "Effective Date") on which (i) counterparts to this Amendment executed by
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each of the parties hereto shall have been delivered to the Bank, (ii) the
Bank shall have received an amendment fee in the amount of $10,000 and
(iii) the Bank shall have received all outstanding accrued fees and disbursements, including, without limitation, all outstanding fees and disbursements of counsel to the Bank.

               Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

               The Company agrees that its obligations set forth in Section
10.3 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel to the Bank.

               This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Bank may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement, the Loan Documents or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

               This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

               This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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



          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.


COMPANY:                      NANTUCKET INDUSTRIES, INC.



                              By:
                                 Title:



GUARANTORS:                   NANTUCKET MILLS, INC.



                              By:
                                 Title:


                              NANTUCKET MANAGEMENT CORP.




                              By:
                                 Title:



BANK:                         CHEMICAL BANK


                              By:
                                 Title:


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